UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2016

LINDBLAD EXPEDITIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 261-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) of Lindblad Expeditions Holdings, Inc. (the “Company”) held on June 2, 2016, the Company’s stockholders, on the recommendation of the Company’s Board of Directors (the “Board”), approved the 2016 CEO Share Allocation Plan (the “Plan”), in accordance with the voting results set forth below under Item 5.07. The Board approved the Plan on April 8, 2016, subject to approval by the Company’s stockholders. In addition to the requirement that the Company’s stockholders approve the Plan, in no event will any shares be issued under the Plan unless and until the Company enters into a contribution agreement with Sven-Olof Lindblad, the Company’s Chief Executive Officer and President, such that for every share corresponding to an award granted under the Plan, the Company will receive a contribution of one share from Mr. Lindblad for no additional consideration.

A description of the Plan and its principal terms and conditions and the types of awards contemplated thereunder are set forth under the heading “Proposal No. 4: 2016 CEO Share Allocation Plan” on pages 32-38 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2016 (the “Proxy Statement”), which description is incorporated by reference into this Item 5.02. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

As described in Item 5.02 above, the Company held the 2016 Annual Meeting on June 2, 2016.  As of the record date, April 6, 2016, 45,531,868 shares of the Company’s common stock were outstanding and entitled to vote at the 2016 Annual Meeting. A total of 44,023,641 shares of the Company’s common stock, constituting a quorum, were represented in person or by proxy at the 2016 Annual Meeting.

The Company’s stockholders voted on four proposals at the 2016 Annual Meeting. The final results of the votes regarding each proposal are set forth below.

Proposal No. 1.  Election of Directors: The Company’s stockholders elected Paul J. Brown and Bernard W. Aronson as Class A directors to serve terms expiring at the annual meeting of stockholders to be held in 2019 and until their successors have been duly elected and qualified. The voting results regarding this proposal are set forth below:

Name	For	Withheld	Broker Non-Votes

Paul J. Brown	42,281,145	9,299	1,733,197
Bernard W. Aronson	42,281,145	9,299	1,733,197

Proposal No. 2.  Advisory Resolution on Executive Compensation: The Company’s stockholders approved, on an advisory basis, the 2015 compensation of the Company’s named executive officers disclosed in the Executive Compensation section and the related tables, notes and narrative in the Proxy Statement. The voting results regarding this proposal are set forth below:

For	Against	Abstain	Broker Non-Votes

42,173,645	46,272	70,527	1,733,197

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Proposal No. 3.  The Ratification of the Appointment of the Company’s Independent Registered Certified Public Accounting Firm for Fiscal Year 2016: The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for fiscal year 2016. The voting results regarding this proposal are set forth below:

For	Against	Abstain

44,004,659	6,931	12,051

Proposal No. 4.  2016 CEO Share Allocation Plan: As described in Item 5.02 above, the Company’s stockholders approved the 2016 CEO Share Allocation Plan. The voting results regarding this proposal are set forth below:

For	Against	Abstain	Broker Non-Votes

40,737,203	964,263	588,978	1,733,197

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
10.1	2016 CEO Share Allocation Plan (incorporated by reference to Annex A of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2016)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC. (registrant)

June 3, 2016	By:	/s/ Sven-Olof Lindblad
Sven-Olof Lindblad,
Chief Executive Officer and President

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